                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of report (date of earliest event reported):
                                  May 12, 2003



                     Exact name of registrant as specified in its charter,
 Commission File    state of incorporation, address of principal executive       State of           I.R.S. Employer
      Number                     offices, and telephone number                Incorporation      Identification Number
      ------                     -----------------------------                -------------      ---------------------
    333-80523                        SUSQUEHANNA MEDIA CO.                       Delaware             23-2722964
                                     140 E. Market Street
                                   York, Pennsylvania 17401
                                        (717) 848-5500



      The address of the registrant has not changed since the last report.

                                      ----

ITEM 9. REGULATION FD DISCLOSURE and ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Susquehanna Media Co. ("Media") pursuant to
Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Media's results of operations or financial condition for the first quarter ended March 31, 2003.

         On May 12, 2003, Media, publicly announced its earnings for the first quarter ended March 31, 2003. A copy of the announcement is being furnished as
Exhibit 99 to this Current Report on Form 8-K.

         In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

         Additionally, Media today announced its conference call on Thursday, May 15, 2003 at 11:00 a.m. EDT to discuss first quarter 2003 results. To participate in this conference call, please dial (877) 326-2337. The participant code is 7055494. A release relating to this conference call is attached as Exhibit 99.

Some of the statements in this report constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," or "anticipates' or the negative thereof or other variations thereof or comparable terminology, or by discussion of strategies, each of which involves risks and uncertainties. All statements other than historical facts included herein, including those regarding market trends, Media's financial position, business strategy, projected plans, estimated impact of accounting treatment changes, estimated SEC filing dates, and objectives of management for future operations, are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of Media to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, but are not limited to, general economic and business conditions (both nationally and in Media's markets), acquisition opportunities and Media's ability to integrate successfully any such acquisitions, expectations and estimates concerning future financial performance, financing plans, Media's ability to service its outstanding indebtedness, the impact of competition, existing and future regulations affecting Media's business, nonrenewal of cable franchises, decreases in Media's customers advertising expenditures and other factors over which Media may have little or no control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 12, 2003                SUSQUEHANNA MEDIA CO.
                                   Registrant
                                   By:  /s/  John L. Finlayson
                                        ---------------------------------------
                                        Vice President and Principal
                                        Financial and Accounting Officer